[SHIP]
                            [THE VANGUARD GROUP LOGO]

                      VANGUARD(R) VARIABLE INSURANCE FUND-
                                GROWTH PORTFOLIO
                          SUPPLEMENT TO THE PROSPECTUS

VANGUARD VARIABLE INSURANCE FUND--GROWTH PORTFOLIO ADDS
A SECOND INVESTMENT ADVISOR
Effective immediately, William Blair & Company, L.L.C. (William Blair & Company) will manage about 25%-30% of Vanguard Variable Insurance Fund-Growth Portfolio's assets. William Blair & Company and the Portfolio's continuing investment advisor, Alliance Capital Management L.P. (Alliance), each will independently choose and maintain a selection of investments for the Portfolio. In addition, similar to other Vanguard(R) funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Portfolio's assets (currently about 3%) to facilitate cash flows to and from the other advisors. Vanguard typically will invest its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Portfolio's investment objective will not change.

FEES AND EXPENSES
The transition to a multimanager structure is not expected to have any measurable impact on the Portfolio's expense ratio, which was 0.39% as of December 31, 2003.

PROSPECTUS TEXT CHANGES
In the indicated sections of the prospectus, the following text changes are made:

In the "Portfolio Profile--Growth Portfolio: Primary Investment Strategies" section, the following text is added to the end of the paragraph:

The Portfolio employs multiple investment advisors.


                                                                     (continued)

In the "More on the Portfolio: More on the Stock Portfolios: Growth Portfolio" section, the following text replaces the first paragraph:

The Growth Portfolio invests mainly in stocks of large-capitalization companies. Each of the investment advisors will independently select and maintain common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each advisor and may change the proportions as circumstances warrant. Both advisors employ active investment management methods, which means that securities are bought and sold based on the advisors' evaluations of companies and their financial prospects, as well as on the advisors' assessment of the stock market and the economy in general. Each advisor will sell a security when it is no longer considered as attractive as an alternative investment. Each advisor uses different processes to select securities.

Alliance Capital Management L.P. (Alliance), advisor to the Portfolio, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings-growth potential and reasonable stock prices compared with expected earnings. Alliance's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Portfolio's assets--currently about 25%-30%-- William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting polices/financial transparency, and quality/depth of the management team.

The Vanguard Group (Vanguard) manages a small portion (currently about 3%) of the Portfolio's assets to facilitate cash flows to and from the other advisors. Vanguard typically will invest its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see ADDITIONAL INFORMATION: OTHER INVESTMENT POLICIES AND RISKS.

In the "Additional Information: Other Investment Policies and Risks" section, the following text replaces similar text:

Vanguard typically invests a small portion of the Equity Income, Growth, and International Portfolios' assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER(R) Shares issued by Vanguard stock index funds. The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Amend the "Investment Advisors: Alliance Capital Management L.P." section as follows:

Replace the heading and the first paragraph with the following:

ALLIANCE CAPITAL MANAGEMENT L.P. AND WILLIAM BLAIR & Company, L.L.C.

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Growth Portfolio.

Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $475 billion in assets as of December 31, 2003.

William  Blair & Company  is an  independently  owned,  full-service  investment management firm founded in 1935 and based in Chicago. It manages assets for mutual funds, public and private employee benefit plans, foundations, endowments, institutions, and separate accounts. As of December 31, 2003, William Blair & Company managed about $17.3 billion in assets.

Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.

Add the following text after the text about Alan Levi:

o JAMES L. BARBER, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1976 and has been with William Blair & Company since 1986. Education: B.S., M.S., and M.B.A., Stanford University.

o JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979 and has been with William Blair & Company since 1993. Education: B.A., University of Missouri; M.B.A., University of Michigan.

o NORBERT W. TRUDERUNG, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1975 and has been with William Blair & Company since 1986. Education: B.A., Baldwin-Wallace College.

Delete the last sentence of the next paragraph about Alliance.

Add  the  following  text  immediately  before  the  paragraph   discussing  the
Portfolio's advisory fee paid:

The Portfolio will pay William Blair & Company on a quarterly basis. The quarterly fee will be based on certain annual percentage rates applied to the average net assets of the Portfolio that are managed by the advisor over the period. In addition, the quarterly fee paid to the advisor may be increased or decreased based on the advisor's performance compared with a benchmark index.

                                                                  (over, please)

For these purposes, the cumulative total return of the advisor's portion of the Portfolio over a trailing 60-month period will be compared with the cumulative total return of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until June 30, 2009; before then, the advisory fees will be calculated using certain transition rules that are explained in the Vanguard Variable Insurance Fund's Statement of Additional Information.

Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.



























(C) 2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS64  042004

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                      VANGUARD(R) VARIABLE INSURANCE FUND-
                                GROWTH PORTFOLIO
                          SUPPLEMENT TO THE PROSPECTUS

VANGUARD VARIABLE INSURANCE FUND--GROWTH PORTFOLIO ADDS
A SECOND INVESTMENT ADVISOR
Effective immediately, William Blair & Company, L.L.C. (William Blair & Company) will manage about 25%-30% of Vanguard Variable Insurance Fund-Growth Portfolio's assets. William Blair & Company and the Portfolio's continuing investment advisor, Alliance Capital Management L.P. (Alliance), each will independently choose and maintain a selection of investments for the Portfolio. In addition, similar to other Vanguard(R) funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Portfolio's assets (currently about 3%) to facilitate cash flows to and from the other advisors. Vanguard typically will invest its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Portfolio's investment objective will not change.

FEES AND EXPENSES
The transition to a multimanager structure is not expected to have any measurable impact on the Portfolio's expense ratio, which was 0.39% as of December 31, 2003.

PROSPECTUS TEXT CHANGES
In the indicated sections of the prospectus, the following text changes are made:

In the "Portfolio Profile: Primary Investment Strategies" section, the following text is add to the end of the paragraph:

The Portfolio employs multiple investment advisors.


                                                                     (continued)

In the "More on the Portfolio: Security Selection" section, the following text replaces the first paragraph:

The Portfolio invests mainly in stocks of large-capitalization companies. Each of the investment advisors will independently select and maintain common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each advisor and may change the proportions as circumstances warrant. Both advisors employ active investment management methods, which means that securities are bought and sold based on the advisors' evaluations of companies and their financial prospects, as well as on the advisors' assessment of the stock market and the economy in general. Each advisor will sell a security when it is no longer considered as attractive as an alternative investment. Each advisor uses different processes to select securities.

Alliance Capital Management L.P. (Alliance), advisor to the Portfolio, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings-growth potential and reasonable stock prices compared with expected earnings. Alliance's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Portfolio's assets--currently about 25%-30%-- William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting polices/financial transparency, and quality/depth of the management team.

The Vanguard Group (Vanguard) manages a small portion (currently about 3%) of the Portfolio's assets to facilitate cash flows to and from the other advisors. Vanguard typically will invest its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see OTHER INVESTMENT POLICIES AND RISKS.

In the "Other Investment Policies and Risks" section, insert the following text after the first sentence of the second paragraph:

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER(R) Shares issued by Vanguard stock index funds. The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Replace the heading "Investment Advisor" with "Investment Advisors" and amend the section as follows:

Add the following text immediately after the heading:

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Portfolio.

Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $475 billion in assets as of December 31, 2003.

William  Blair & Company  is an  independently  owned,  full-service  investment management firm founded in 1935 and based in Chicago. It manages assets for mutual funds, public and private employee benefit plans, foundations, endowments, institutions, and separate accounts. As of December 31, 2003, William Blair & Company managed about $17.3 billion in assets.

Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.

Add the following text after the text about Alan Levi:

o JAMES L. BARBER, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1976 and has been with William Blair & Company since 1986. Education: B.S., M.S., and M.B.A., Stanford University.

o JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979 and has been with William Blair & Company since 1993. Education: B.A., University of Missouri; M.B.A., University of Michigan.

o NORBERT W. TRUDERUNG, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1975 and has been with William Blair & Company since 1986. Education: B.A., Baldwin-Wallace College.

Delete the last sentence of the next paragraph about Alliance.

Add  the  following  text  immediately  before  the  paragraph   discussing  the
Portfolio's advisory fee paid:

The Portfolio will pay William Blair & Company on a quarterly basis. The quarterly fee will be based on certain annual percentage rates applied to the average net assets of the Portfolio that are managed by the advisor over the period. In addition, the quarterly fee paid to the advisor may be increased or

                                                                  (over, please)
decreased based on the advisor's performance compared with a benchmark index. For these purposes, the cumulative total return of the advisor's portion of the Portfolio over a trailing 60-month period will be compared with the cumulative total return of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until June 30, 2009; before then, the advisory fees will be calculated using certain transition rules that are explained in the Vanguard Variable Insurance Fund's Statement of Additional Information.

Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

















(C) 2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS10SA  042004

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                       VANGUARD(R) LIFETIME INCOME PROGRAM
                      VANGUARD(R) VARIABLE INSURANCE FUND-
                                GROWTH PORTFOLIO
                          SUPPLEMENT TO THE PROSPECTUS

VANGUARD VARIABLE INSURANCE FUND--GROWTH PORTFOLIO ADDS
A SECOND INVESTMENT ADVISOR
Effective immediately, William Blair & Company, L.L.C. (William Blair & Company) will manage about 25%-30% of Vanguard Variable Insurance Fund-Growth Portfolio's assets. William Blair & Company and the Portfolio's continuing investment advisor, Alliance Capital Management, L.P. (Alliance), each will independently choose and maintain a selection of investments for the Portfolio. In addition, similar to other Vanguard(R) funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Portfolio's assets (currently about 3%) to facilitate cash flows to and from the other advisors. Vanguard typically will invest its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Portfolio's investment objective will not change.

FEES AND EXPENSES
The transition to a multimanager structure is not expected to have any measurable impact on the Portfolio's expense ratio, which was 0.39% as of December 31, 2003.














(C) 2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSPAIG  042004

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                      VANGUARD(R) VARIABLE INSURANCE FUNDS
              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

IMPORTANT CHANGE TO VANGUARD(R) VARIABLE INSURANCE FUND-GROWTH PORTFOLIO

VANGUARD  VARIABLE  INSURANCE  FUND-GROWTH  PORTFOLIO  ADDS
A SECOND  INVESTMENT ADVISOR
Effective immediately, William Blair & Company, L.L.C. (William Blair & Company), will manage a portion of Vanguard Variable Insurance Fund-Growth Portfolio's assets. William Blair & Company and the Portfolio's continuing investment advisor, Alliance Capital Management L.P. (Alliance), each will independently select and maintain a portfolio of common stocks for the Portfolio. In addition, similar to other Vanguard funds that have adopted a multimanager structure, The Vanguard Group (Vanguard) will invest a small percentage of the Portfolio's assets (currently about 3%) to facilitate cash flows to and from the other advisors. Vanguard typically will invest its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES
In the "Investment Advisory Services" section, the following text changes are made:

The following heading and text replaces similar heading and text:

THE GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENTS

ALLIANCE CAPITAL MANAGEMENT L.P.
The Fund has entered into an investment advisory agreement with Alliance Capital Management L.P. (Alliance), under which Alliance manages the investment and reinvestment of the portion of the Portfolio's assets that the board of trustees assigns to Alliance (the Alliance Portfolio). In this capacity, Alliance continuously reviews, supervises, and administers the Alliance Portfolio. Alliance will invest or reinvest such assets predominantly in U.S. stocks.
Alliance discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

Add the following text after the segment regarding Alliance:

WILLIAM BLAIR & Company, L.L.C.
The Fund has entered into an investment advisory agreement with William Blair & Company, L.L.C. (William Blair & Company), to manage the investment and reinvestment of a portion of the Portfolio's assets (the WB Portfolio) and to continuously review, supervise, and administer the Portfolio's investment program with respect to these assets. William Blair & Company discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund. Under this agreement, at the end of each of the Portfolio's fiscal quarters, the Fund pays William Blair & Company an adjusted fee equal to a base fee plus (or minus) a performance-based adjustment. The base fee is calculated by applying an annual percentage rate (0.125%) to the average month-end net assets of the WB Portfolio for the quarter, and dividing the result by four.

The base fee, as  described  above,  may be increased or decreased by applying a performance fee adjustment based on the investment performance of the WB Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The performance adjustment for each fiscal quarter of the Portfolio will be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the average month-end net assets of the WB Portfolio over the previous 60 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the WB Portfolio will be determined by applying the following performance adjustment schedule to the cumulative performance of the WB Portfolio relative to the Index over the trailing 60-month period applicable to such fiscal quarter.



--------------------------------------------------------------------------------------------
CUMULATIVE 60-MONTH PERFORMANCE
OF THE WB PORTFOLIO VERSUS THE INDEX                                  ADJUSTMENT PERCENTAGE
--------------------------------------------------------------------------------------------
Exceeds by more than +20%                                                              +67%
Exceeds by more than 0% up to and including +20%         Linear increase between 0% to +67%
Trails by -20% up to and including 0%                    Linear decrease between -67% to 0%
Trails by more than -20%                                                               -67%
--------------------------------------------------------------------------------------------

The adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended June 30, 2009. Until that date, the following transition rules will apply:

(a) APRIL 19, 2004, THROUGH MARCH 31, 2005. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

(b) APRIL 1, 2005, THROUGH JUNE 30, 2009. Beginning April 1, 2005, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between June 30, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the WB Portfolio, as determined for a period commencing July 1, 2004, and ending as of the end of the applicable fiscal quarter of the Portfolio. During this period, the performance adjustment will be calculated using the cumulative performance of the WB Portfolio and the Index for a period commencing July 1, 2004, and ending as of the end of the applicable fiscal quarter of the Portfolio. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since June 30, 2004, divided by 60.

(c) ON AND AFTER JUNE 30, 2009. The adjusted fee will be equal to the base fee plus the performance adjustment.

I. THE FOLLOWING SPECIAL RULES APPLY TO WILLIAM BLAIR & Company's compensation:

(a) WB PORTFOLIO UNIT VALUE. The "WB Portfolio Unit Value" shall be determined by dividing the total net assets of the WB Portfolio by a given number of units. The number of units in the WB Portfolio shall be equal to the total shares outstanding of the Portfolio on the effective date of the Investment Advisory Agreement; this is provided, however, that as assets are added to or withdrawn from the WB Portfolio, the number of units in the WB Portfolio shall be adjusted based on the unit value of the WB Portfolio on the day such changes are executed.

(b) WB PORTFOLIO PERFORMANCE. The investment performance of the WB Portfolio for any period, expressed as a percentage of the WB Portfolio Unit Value at the beginning of the period, will be the sum of: (i) the change in the WB Portfolio Unit Value during such period; (ii) the unit value of the Portfolio's cash distributions from the WB Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the WB Portfolio, expressed as a percentage of the WB Portfolio Unit Value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the WB Portfolio, of dividends per unit of the WB Portfolio paid from investment income, and of capital gains taxes per unit of the WB Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the WB Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the WB Portfolio Unit Value will be determined net of all fees and expenses of the Portfolio attributable to the WB Portfolio. Thus, the performance of the WB Portfolio will be net of all fees and expenses of the Portfolio attributable to the WB Portfolio when compared with the Index.

(c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by the Index provider.

(d) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the WB Portfolio and the investment record of the Index shall be in accordance with any then-applicable rules of the U.S. Securities and Exchange Commission.

(e) EFFECT OF TERMINATION. In the event of termination of the Investment Advisory Agreement, the fees provided in the Agreement will be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days the advisor performed services hereunder during the fiscal quarter in which such termination becomes effective as a percentage of the total number of days in such quarter.

II. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

Assume that the adjusted fee for the fiscal quarter ending June 30, 2009, is being calculated, that the transition rules described above are not in effect, and that the month-end net assets of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                    MONTH-END NET ASSETS OF WB PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------------------
            JAN.     FEB.      MAR.     APRIL     MAY     JUNE      JULY     AUG.     SEPT.    OCT.     NOV.      DEC.
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2004                                                              1,001     1,002    1,003    1,004    1,005    1,006
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2005       1,007    1,008    1,009     1,010    1,011    1,012    1,013     1,014    1,015    1,016    1,017    1,018
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2006       1,019    1,020    1,021     1,022    1,023    1,024    1,025     1,026    1,027    1,028    1,029    1,030
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2007       1,031    1,032    1,033     1,034    1,035    1,036    1,037     1,038    1,039    1,040    1,041    1,042
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2008       1,043    1,044    1,045     1,046    1,047    1,048    1,049     1,050    1,051    1,052    1,053    1,054
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2009       1,055    1,056    1,057     1,058    1,059    1,060
-------------------------------------------------------------------------------------------------------------------------

Also, assume that the cumulative performance of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter is 25.0%, and the cumulative performance of the Index over such period is 15.0%. Thus, the excess return of the WB Portfolio over the applicable period is 10.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending June 30, 2009, would be $403,817.97, calculated as follows:

a. BASE FEE OF $330,937.50, CALCULATED AS FOLLOWS. The average month-end net assets of the WB Portfolio over the fiscal quarter ending June 30, 2009 ($1,059,000,000), are multiplied by the annual percentage rate of (0.125%) and divided by four. Therefore, the base fee is equal to:

                             Base Fee = [(a x b)/4]

     Where:

     a = average month-end net assets over the fiscal quarter ending June 30, 2009, calculated as follows: ($1,058,000,000 + $1,059,000,000 +
          1,060,000,000)/3 = $1,059,000,000

     b = annual percentage rate applied to average month-end net assets = 0.125% Base Fee = [($1,059,000,000 x 0.125%)/4] = $330,937.50

b. PERFORMANCE ADJUSTMENT OF $107,880.47, CALCULATED AS FOLLOWS. The average month-end net assets of the WB Portfolio over the rolling 60-month period applicable to the fiscal quarter ending June 30, 2009, are $1,030,500,000. The excess return of the WB Portfolio (+25.0%) over the Index (+15.0%) over such period is 10.0%. An excess return of 10.0%, when applied to the performance adjustment Schedule, corresponds to an adjustment percentage of 33.5%, calculated as follows:

                       Adjustment Percentage = [(c/d) x e]

     Where:

     c    = excess return over the performance period = 10.0% d = maximum excess
          return  for  appropriate   performance  range  =  20.0%
     e    = maximum  adjustment  percentage for appropriate  performance range =
          67%

             Adjustment Percentage = [(10.0% / 20.0%) x 67%] = 33.5%

             Therefore, the Performance Adjustment = [(f x g) x h]/4

     Where:

     f    = adjustment percentage = 33.5%
     g    = annual  percentage  rate applied to average  month-end  net assets =
          0.125%
     h = average month-end net assets for the 60 months ending June 30, 2009 = $1,030,500,000

  Performance Adjustment = [(33.5% x 0.125%) x $1,030,500,000]/4 = $107,880.47

c. AN ADJUSTED FEE OF $438,817.97, WHICH IS CALCULATED AS FOLLOWS:

                              Adjusted Fee = i + j

     Where:

     i    = base fee = $330,937.50
     j    = performance adjustment = $107,880.47

             Adjusted Fee = $330,937.50 + $107,880.47 = $438,817.97

d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, as in the example.

III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

Assume that the advisor's compensation is being calculated for the fiscal quarter ending December 31, 2006, and that the month-end net assets of the WB Portfolio over the 30-month period applicable to such fiscal quarter are as follows:


-------------------------------------------------------------------------------------------------------------------------
                                    MONTH-END NET ASSETS OF WB PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------------------
            Jan.     Feb.      Mar.     April     May     June      July     Aug.     Sept.    Oct.     Nov.      Dec.
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2004                                                              1,001     1,002    1,003    1,004    1,005    1,006
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2005       1,007    1,008    1,009     1,010    1,011    1,012    1,013     1,014    1,015    1,016    1,017    1,018
---------- -------- -------- --------- -------- -------- -------- --------- -------- -------- -------- -------- ---------
2006       1,019    1,020    1,021     1,022    1,023    1,024    1,025     1,026    1,027    1,028    1,029    1,030
-------------------------------------------------------------------------------------------------------------------------

Also, assume that the cumulative performance of the WB Portfolio over the 30-month period applicable to the December 31, 2006, fiscal quarter is 18.0%, and the cumulative performance of the Index over such period is 13.0%. Thus, the excess return of the WB Portfolio over the applicable period is 5.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending December 31, 2006, would be $374,717.58, calculated as follows:

a. BASE FEE OF $321,562.50, CALCULATED AS FOLLOWS. The average month-end net assets of the WB Portfolio over the fiscal quarter ending December 31, 2006 ($1,029,000,000), are multiplied by the annual percentage rate (0.125%), and divided by four. Therefore, the base fee is equal to:

                             Base Fee = [(a x b)/4]

     Where:

     a = average month-end net assets over the fiscal quarter ending December 31, 2006, calculated as follows: ($1,028,000,000 + $1,029,000,000 +
          $1,030,000,000)/3 = $1,029,000,000
     b    = annual  percentage  rate  applied to average  month end net assets =
          0.125%

            Base Fee = [($1,029,000,000 x 0.125%) / 4] = $321,562.50

b. PERFORMANCE ADJUSTMENT OF $53,155.08, CALCULATED AS FOLLOWS. The average month-end net assets of the WB Portfolio over the performance period (July 1, 2004, to December 31, 2006) are $1,015,500,000. The excess return of the WB Portfolio (+18.0%) over the Index (+13.0%) over such period is 5.0%. An excess return of 5.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of 16.75%, calculated as follows:

                       Adjustment Percentage = [(c/d) x k]

     Where:

     c = percentage amount by which the performance of the WB Portfolio has exceeded the Index = 5.0%
     d = maximum transition period excess return for appropriate performance range, determined as follows:

                                   [(e/f) x g]

     Where:

     e    = number of months elapsed from June 30, 2004, to December 31, 2006 =
         30
     f    = number of months in full rolling performance period = 60
     g    = maximum excess return for appropriate performance range = 20.0%
     d    = [(30 / 60) x 20.0%] = 10.0%

        Maximum Transition Period Adjustment Percentage = [(e/f) x h] = k

     Where:

     e    = number of months  elapsed from June 30, 2004, to December 31, 2006 =
          30
     f    = number of months in full rolling performance period = 60
     h    = maximum adjustment percentage for the appropriate  performance range
          = 67%

     Maximum Adjustment Percentage for transition period = [(30/60) x 67%]
                                  = 33.5% = k

               Adjustment Percentage = [(c/d) x k] = l; therefore,
                      [(5.0% / 10.0%) x 33.5%] = 16.75% = l

        Therefore, the Performance Adjustment is equal to [(l x m) x n]/4

     Where:

     l    = adjustment percentage = 16.75%
     m    = annual  percentage  rate applied to average  month-end  net assets =
          0.125%
     n = average month-end net assets for the transition period ending December 31, 2006 = $1,015,500,000

  Performance Adjustment = [(16.75% x 0.125%) x $1,015,500,000]/4 = $53,155.08

            c. An Adjusted Fee of $374,717.58, calculated as follows:

     Adjusted Fee = o + p Where:

     o    = base fee = $321,562.50
     p    = performance adjustment = $53,155.08

              Adjusted Fee = $321,562.50 + $53,155.08 = $374,717.58

d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, as in the example.

DESCRIPTION OF WILLIAM BLAIR & Company, L.L.C.
William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned, full-service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

THE VANGUARD GROUP, INC.
The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, has managed the cash portion of the Portfolio's assets since April 19, 2004. These investment advisory services are provided on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The investment management staff is supervised by the senior officers of the Portfolio. Vanguard is jointly and wholly owned by its member funds, a group of 33 investment companies with more than 100 series.

Under the heading "Duration and Termination of Investment Advisory Agreements," the following text replaces similar text:

The Fund's current agreements with Wellington Management, PRIMECAP, Barrow, Hanley, Alliance, William Blair & Company, Schroder Inc., Baillie Gifford, Granahan, GMO, and Vanguard are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund's on sixty
(60) days' written notice to the advisor (thirty [30] days' written notice for PRIMECAP, Alliance, Baillie Gifford, and Wellington Management--in the case of the Equity Income Portfolio), (2) by a vote of a majority of the Portfolio's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Portfolio. The Fund's current agreements with Baillie Gifford and Wellington Management (in the case of the Equity Income Portfolio) are binding for a three-year period, at the end of which they, too, will become renewable for successive one-year periods, subject to the above conditions.

     BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS. The Fund's board of trustees oversees the Portfolios' management and performance on a regular basis. For the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, the board determines annually whether to approve and renew the Fund's investment advisory arrangements. For the Equity Income, Equity Index, Growth, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index
Portfolios, the board considers annually whether each Portfolio and its shareholders continue to benefit from the internalized management structure whereby the Portfolio receives investment management services at cost from Vanguard's Fixed Income and Quantitative Equity Groups. Vanguard provides the board with monthly, quarterly, and annual analyses of each advisor's performance. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisors of the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, and the internalized management of the Equity Income, Equity Index, Growth, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios. The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Portfolios.

Add the following text to the end of the paragraph following the Average Annual Return (Before Taxes) table:

In addition to continuing the Growth Portfolio's current investment advisory agreement with Alliance Capital Management L.P., the board also determined that it would be in the best interests of the Portfolio's shareholders to adopt a multimanager structure and add William Blair & Company, L.L.C., as investment advisor.

In addition, the following text is added before the segment regarding High Yield Bond Portfolio (Wellington Management Company, L.L.P.):

GROWTH PORTFOLIO (WILLIAM BLAIR & Company, L.L.C.):
In  considering  whether to approve the advisory  agreement with William Blair &
Company:
     o The board reviewed William Blair & Company's short-term and long-term performance for similarly managed investment mandates.

     o The board decided that the advisory fee to be paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.
     o The board evaluated William Blair & Company's investment staff and portfolio management process. The board concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Portfolio and its shareholders was to approve the agreement and hire William Blair & Company as part of the Portfolio's multimanager structure.
















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Vanguard Marketing Corporation, Distributor.                        BS64  042004